Exhibit 10.1

EXECUTION VERSION

SHARE TRANSFER AGREEMENT

This Share Transfer Agreement (“Agreement”), dated January 25, 2023, is entered into by and between Nautilus Master Fund, L.P. (the “Holder”) and Tailwind Sponsor LLC (the “Insider”).

RECITALS:

A. The Holder desires to acquire (the “Acquisition”) 100,000 shares of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), of Tailwind Acquisition Corp. (“Tailwind”).

B. The Holder is willing to acquire such shares prior to the closing (the “Closing”) of the proposed business combination pursuant to that certain Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time), by and among Tailwind, Compass Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Tailwind, and Nuburu, Inc., a Delaware corporation, dated August 5, 2022, upon the terms set forth herein.

C. As consideration for the Acquisition, Tailwind desires to transfer and convey to the Holder, and the Holder desires to accept from Tailwind, 150,000 shares of common stock, par value $0.0001 per share, of Tailwind (“Transferred Founder Shares”).

D. In connection with the transfer and conveyance of such Transferred Founder Shares, and concurrently with the conveyance of the Transferred Founder Shares, the Holder agrees to execute the Second Amendment to Amended and Restated Registration Rights and Lock-Up Agreement in substantially the form attached hereto as Exhibit A (the “Registration Rights Amendment”) which amends that certain Amended and Restated Registration Rights and Lock-Up Agreement dated August 5, 2022 by and among Tailwind and the other signatories thereto, as amended by the Amendment to Amended and Restated Registration Rights and Lock-Up Agreement dated November 22, 2022 (as amended, modified, or supplemented from time to time, the “Registration Rights Agreement”), and to the extent required Insider agrees to transfer its rights to Holder under the Registration Rights Agreement with respect to the Transferred Founder Shares, which contains, among other things, certain restrictions on the transferability of the Transferred Founder Shares.

IT IS AGREED:

1. Acquisition; Redemption Reversal. The Holder hereby agrees to use commercially reasonable efforts to seek to acquire 100,000 shares of Class A Common Stock (the “Acquired Shares”) from a third party who has previously submitted an election to redeem that has not, as of the date hereof, been reversed, for the purposes of Holder reversing such election to redeem on or following the date hereof. The Insider acknowledges and agrees that any failure by Holder to acquire the Acquired Shares despite the use of commercially reasonable efforts by Holder, shall not constitute a breach of this Agreement but shall render this Agreement null and void, without liability on Holder.

2. Insider Stock Transfers.

(a.) In consideration of the agreement set forth in Section 1 hereof, the Insider (or its designees) will, immediately after the Closing, transfer to the Holder the Transferred Founder Shares beneficially owned by it (or its designees) if the Acquired Shares are acquired and not redeemed before the Closing. The Transferred Founder Shares shall be re-issued in the name of the Holder either in physical certificate form or electronically using Depository Trust Company’s DWAC (Deposit Withdrawal at Custodian) System, as directed by the Holder.

(b.) The Holder acknowledges that, pursuant to the limited liability company operating agreement governing the Insider, prior to, or at the time of, an initial business combination, the managers of the Insider have the authority to cause the Insider to subject the Transferred Founder Shares to earn-outs, forfeitures, transfers or other restrictions, or amend the terms under which the Transferred Founder Shares were issued or any restrictions or other provisions relating to the Transferred Founder Shares set forth in the instruments establishing the same (including voting in favor of any such amendment) or enter into any other arrangements with respect to the

Transferred Founder Shares, and that the managers are authorized to effectuate such earn-outs, forfeitures, transfers, restrictions, amendments or arrangements, including arrangements relating to the relaxation or early release of restrictions, in such amounts and pursuant to such terms as they determine in their sole and absolute discretion for any reason. The Insider acknowledges and agrees that any such earn-outs, forfeitures, transfers, restrictions, amendments or arrangements shall not apply to the Transferred Founder Shares being transferred to the Holder hereunder and the terms and conditions applicable to the Transferred Founder Shares being transferred to the Holder hereunder shall not be changed as a result of any such earn-outs, forfeitures, transfers, restrictions, amendments or arrangements.

3. Representations of the Holder. The Holder hereby represents and warrants to the Insider that:

(a.) The Holder, in making the decision to receive the Transferred Founder Shares from the Insider, has not relied upon any oral or written representations or assurances from the Insider or any of Tailwind’s officers, managers, directors, partners or employees or any other representatives or agents. Holder further understands that no federal or state agency has passed upon or made any recommendation or endorsement of the acquisition of the Transferred Founder Shares.

(b.) This Agreement has been validly authorized, executed and delivered by the Holder and, assuming the due authorization, execution and delivery thereof by the other party hereto, is a valid and binding agreement enforceable in accordance with its terms, subject to the general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors’ rights generally. The execution, delivery and performance of this Agreement by the Holder does not and will not conflict with, violate or cause a breach of, constitute a default under, or result in a violation of (i) any agreement, contract or instrument to which the Holder is a party which would prevent the Holder from performing its obligations hereunder or (ii) any law, statute, rule or regulation to which the Holder is subject.

(c.) The Holder acknowledges that it has had the opportunity to review this Agreement and the transactions contemplated by this Agreement with the Holder’s own legal counsel and investment and tax advisors.

(d.) The Holder is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and acknowledges that the transfer of Transferred Founder Shares contemplated hereby is being made in reliance, among other things, on a private placement exemption to “accredited investors” under the Securities Act and similar exemptions under state law.

(e.) The Holder is acquiring the Transferred Founder Shares solely for investment purposes, for such Holder’s own account (and/or for the account or benefit of its members or affiliates, as permitted), and not with a view to the distribution thereof in violation of the Securities Act and Holder has no present arrangement to sell the Transferred Founder Shares to or through any person or entity except as may be permitted hereunder.

(f.) The Holder is sophisticated in financial matters and able to evaluate the risks and benefits of the investment in the Transferred Founder Shares. The Holder is aware that an investment in the Transferred Founder Shares is highly speculative and subject to substantial risks. The Holder is cognizant of and understands the risks related to the acquisition of the Transferred Founder Shares, including those restrictions described or provided for in this Agreement and the Registration Rights Agreement pertaining to transferability. The Holder is able to bear the economic risk of its investment in the Holder for an indefinite period of time and able to sustain a complete loss of such investment.

(g.) No broker, finder or intermediary has been paid or is entitled to a fee or commission from or by Holder in connection with the acquisition of the Transferred Founder Shares nor is Investor entitled to or will accept any such fee or commission.

(h.) The Holder understands that the Transferred Founder Shares are being offered and sold to Investor in reliance on exemptions from the registration requirements under the Securities Act, and analogous provisions in the laws and regulations of various states, and that the Sponsor is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Investor set forth in this Agreement in order to determine the applicability of such provisions.

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4. Insider Representations. The Insider hereby represents, warrants and covenants to the Holder that:

(a.) This Agreement has been validly authorized, executed and delivered by it and, assuming the due authorization, execution and delivery thereof by the other party hereto, is a valid and binding agreement enforceable in accordance with its terms, subject to the general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors’ rights generally. The execution, delivery and performance of this Agreement by the Insider does not and will not conflict with, violate or cause a breach of, constitute a default under, or result in a violation of (i) any agreement, contract or instrument to which the Insider is a party which would prevent the Insider from performing its obligations hereunder or (ii) any law, statute, rule or regulation to which the Insider is subject.

(b.) The Insider (or its designees) is the beneficial owner of the Transferred Founder Shares and will transfer them to the Holder immediately following to the Closing free and clear of any liens, claims, security interests, options charges or any other encumbrance whatsoever, except for restrictions imposed by federal and state securities laws and the transfer restrictions referred to in the Registration Rights Agreement.

(c.) Neither the Insider nor Tailwind have disclosed to the Holder material non-public information with respect to Tailwind.

(d.) The Insider acknowledges that the Holder is seeking to acquire the Acquired Shares from a third-party investor and the Insider shall use commercially reasonable efforts to assist Holder in acquiring such shares from such third party and the Insider is not aware of any restriction contained in any of the transaction documents relating to Tailwind or the Business combination that would restrict or prevent the third party from transferring the Acquired Shares to Holder.

5. Registration Rights Amendment. Immediately following the Closing, the Holder and the Insider shall execute the Registration Rights Amendment.

6. Disclosure; Exchange Act Filings. As soon as practicable after execution of this Agreement, Tailwind will file a Current Report on Form 8-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), reporting the execution of this Agreement. The parties to this Agreement shall cooperate with one another to assure that such disclosure is accurate. The Insider agrees that the name of the Holder shall not be included in any public disclosures related to this Agreement unless required by applicable law, regulation or stock exchange rule.

7. Entire Agreement; Amendment. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and may be amended or modified only by written instrument signed by all parties. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

8. Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of Delaware, including the conflicts of law provisions and interpretations thereof.

9. Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed signature page by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

10. Termination. This Agreement shall become null and void and of no force and effect if any of the Acquired Shares are submitted to Tailwind’s transfer agent with valid instructions to redeem such Acquired Shares. Notwithstanding any provision in this Agreement to the contrary, the Insider’s obligation to transfer the Transferred Founder Shares to the Holder shall be conditioned on the Closing occurring.

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11. Remedies. Each of the parties hereto acknowledges and agrees that, in the event of any breach of any covenant or agreement contained in this Agreement (which for certainty does not include any failure by Holder to acquire the Acquired Shares as set out in Section 1 hereof) by the other party, money damages may be inadequate with respect to any such breach and the non-breaching party may have no adequate remedy at law. It is accordingly agreed that each of the parties hereto shall be entitled, in addition to any other remedy to which they may be entitled at law or in equity, to seek injunctive relief and/or to compel specific performance to prevent breaches by the other party hereto of any covenant or agreement of such other party contained in this Agreement.

12. Acknowledgement; Waiver. The Holder (i) acknowledges that the Insider may possess or have access to material non-public information which has not been communicated to the Holder; (ii) hereby waives any and all claims, whether at law, in equity or otherwise, that he, she, or it may now have or may hereafter acquire, whether presently known or unknown, against the Insider or any of the Tailwind’s officers, directors, employees, agents, affiliates, subsidiaries, successors or assigns relating to any failure to disclose any non-public information in connection with the transaction contemplated by this Agreement, including without limitation, any claims arising under Rule 10-b(5) of the Securities and Exchange Act of 1934; and (iii) is aware that the Insider is relying on the truth of the representations set forth in Section 3 of this Agreement and the foregoing acknowledgement and waiver in clauses (i) and (ii) above, respectively, in connection with the transactions contemplated by this Agreement.

13. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns. This Agreement shall not be assigned by either party without the prior written consent of the other party hereto.

[Signature Page Follows]

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INSIDER TAILWIND SPONSOR LLC

By:	/s/ Philip Krim
Name: Philip Krim
Title: Manager

HOLDER NAUTILUS MASTER FUND, L.P., by its investment advisor Periscope Capital Inc.

By:	/s/ Steve Elgee
Name: Steve Elgee
Title: CIO

By:	/s/ Lisa Shostack
Name: Lisa Shostack
Title: General Counsel

[Signature page to Share Transfer Agreement]

Exhibit A

Second Amendment to Registration Rights and Lock-Up Agreement

(attached)

EXECUTION VERSION

SECOND AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

This Second Amendment (this “Amendment”), dated as of January 31, 2023, by and among Nuburu, Inc., a Delaware corporation f/k/a Tailwind Acquisition Corp. (the “Company”), and the other signatories hereto (together with the Company, the “Parties”), is to that certain Amended and Restated Registration Rights and Lock-Up Agreement, dated as of August 5, 2022 (as amended by the Amendment to Amended and Restated Registration Rights and Lock-Up Agreement dated November 28, 2022, the “Registration Rights Agreement”), by and among the Company and the Holders (as defined therein). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Registration Rights Agreement.

RECITALS

WHEREAS, Section 8.12 of the Registration Rights Agreement provides that the Registration Rights Agreement may be amended following the Effective Time only by an agreement in writing signed by the Company and the Holders holding at least a majority in interest of the then-outstanding number of Registrable Securities held by all Holders (provided the Holders or their Permitted Transferees hold Registrable Securities at the time of such amendment) (the “Requisite Threshold”);

WHEREAS, the undersigned constitute the Requisite Threshold; and

WHEREAS, each of the Parties desires to amend, and does hereby amend, the Registration Rights Agreement to add Nautilus Master Fund, L.P. as a Party to the Registration Rights Agreement, and to make such other amendments as are set forth in this Amendment to be effective as of immediately following the Effective Time.

NOW, THEREFORE, in consideration of the foregoing recitals, the agreements set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.

Timing of Effectiveness of Amendment. This Amendment is subject to and conditioned upon the occurrence of the Effective Time and the transfer by the Original Holder or its affiliates to Nautilus Master Fund, L.P. at or immediately following the Effective Time of 150,000 shares of common stock, par value $0.0001 per share, of Tailwind, and shall be effective only as of immediately following the Effective Time and such transfer.

2.	Amendments to the Registration Rights Agreement.

(a) The defined term “Lock-up Period” in Section 1.1 of the Registration Rights Agreement is hereby amended by adding a new subsection as follows:

“(c) For the Periscope Holder, the period beginning on the Closing Date and ending on the earliest of:

(i) September 30, 2023, or

(ii) such date on which the Company completes a liquidation, merger, stock exchange or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of Common Stock for cash, securities or other property.”

(b) The defined term “New Holders” in Section 1.1 of the Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:

““New Holders” shall mean (i) the Anzu Holders, (ii) the Founder Holders, (iii) the Nuburu Holders, (iv) with respect to the definition of “Registrable Security”, “Registrable Securities” and Section 2.1, Section 2.3.1 through 2.3.4, Section 3.2, Section 3.3, Article IV, Article VI and Article VIII only, the Convertible Note Holders and the Warrantholders, and (v) with respect to the definition of “Registrable Security”, “Registrable Securities” and Section 2.1, Section 2.3.1 through 2.3.4, Section 3.2 through Section 3.6, Article IV, Article V, Article VI and Article VIII only, the Periscope Holder.””

(c) Section 1.1 of the Registration Rights Agreement is hereby amended by adding the following definition:

“Periscope Holder” shall mean Nautilus Master Fund, L.P..

(d) The defined term “Restricted Securities” in Section 1.1 of the Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:

““Restricted Securities” shall mean with respect to a Holder and its respective Permitted Transferees:

(A) any Common Stock to be issued to such Holder at the Effective Time as merger consideration pursuant to the Business Combination Agreement (including any Common Stock to be issued to such Holder as a result of any exercise of any Nuburu options prior to the Effective Time);

(B) any Common Stock to be issued to such Holder pursuant to the settlement or exercise of any Exchanged Option or Exchanged RSU held by such Holder at or immediately following the Effective Time;

(C) any Common Stock to be issued to such Holder pursuant to any SPAC Warrant held by such Holder at or immediately following the Effective Time;

(D) any Common Stock to be issued to such Holder as a result of any conversion of any New SPAC Series A Preferred that was acquired by such Holder pursuant to the Company’s exercise of the Option (as such term is defined in the Sale Option Agreement); and

(E) any Common Stock transferred by the Original Holder or its affiliates to the Periscope Holder at or immediately following the Effective Time.

Notwithstanding the foregoing, any Common Stock to be issued pursuant to a Convertible Note or issued pursuant to the exercise or deemed exercise of any Company Warrant shall not be “Restricted Securities.””

3.

References to the Registration Rights Agreement. After giving effect to this Amendment, unless the context otherwise requires, each reference in the Registration Rights Agreement to “this Agreement,” “hereof,” “hereunder,” “herein,” or words of like import referring to the Registration Rights Agreement shall refer to the Registration Rights Agreement as amended by this Amendment. Except as specifically set forth above, the Registration Rights Agreement shall remain unaltered and in full force and effect and the respective terms, conditions or covenants thereof are hereby in all respects ratified and confirmed. Upon the execution and delivery of this Amendment by the parties hereto, (a) this Amendment shall become effective as of immediately following the Effective Time, and (b) this Amendment shall be incorporated in, and become a part of, the Registration Rights Agreement as set forth herein for all purposes of the Registration Rights Agreement.

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4.

Other Miscellaneous Provisions. Sections 8.1, 8.2, 8.3, 8.4, 8.5, 8.6, 8.7, 8.8, 8.12, 8.13 and 8.15 of the Registration Rights Agreement shall apply to this Amendment as if set forth herein, mutatis mutandis.

[Signatures Follow]

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first written above.

COMPANY:

NUBURU, INC.

By:
Name:
Title:

ORIGINAL HOLDER:

TAILWIND SPONSOR LLC

By:
Name:
Title:

[Signature Page to Second Amendment to Amended and Restated Registration Rights and Lock-Up Agreement]

FOUNDER HOLDERS:

MARK ZEDIKER

JEAN-MICHEL PELAPRAT

GUY GILLILAND

MARK MILLS

[Signature Page to Second Amendment to Amended and Restated Registration Rights and Lock-Up Agreement]

NUBURU HOLDERS: BLUE LASER LLC

By:
Print Name:	Curtis Mass
Title:	Manager

GRAPHA-HOLDINGS AG

By:
Print Name:	Stephan Wintsch
Title:	CEO

THE THOMAS J. WILSON REVOCABLE TRUST U/A/D MARCH 13, 2015

By:
Print Name:	Thomas Wilson
Title:	Trustee

WILSON-GARLING 2020 FAMILY TRUST UAD 9/20/20

By:
Print Name:	Thomas Wilson
Title:	Trustee

W-G INVESTMENTS LLC

By:
Print Name:	Thomas Wilson
Title:	Manager

BRIAN FAIRCLOTH

BRIAN KNALEY

RON NICOL

[Signature Page to Second Amendment to Amended and Restated Registration Rights and Lock-Up Agreement]

ANZU HOLDERS: ANZU PARTNERS LLC

By:
Print Name:
Title:

ANZU NUBURU LLC

By:
Print Name:
Title:

ANZU NUBURU II LLC

By:
Print Name:
Title:

ANZU NUBURU III LLC

By:
Print Name:
Title:

ANZU NUBURU V LLC

By:
Print Name:
Title:

WHITNEY HARING-SMITH

DAVID MICHAEL

DAVID SELDIN

[Signature Page to Second Amendment to Amended and Restated Registration Rights and Lock-Up Agreement]

PERISCOPE HOLDER: NAUTILUS MASTER FUND, L.P., by its investment advisor Periscope Capital INC.

By:
Print Name:
Title:

[Signature Page to Second Amendment to Amended and Restated Registration Rights and Lock-Up Agreement]